EXHIBIT 99 (a)
                                                                  --------------

Insilco [LOGO]
Excellence in Electronics and Telecommunications Components

                                                           FOR IMMEDIATE RELEASE
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                                  NEWS RELEASE
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INVESTORS: MICHAEL R. ELIA          SR. VICE PRESIDENT & CFO      (614) 791-3117
MEDIA:     MELODYE DEMASTUS         MELROSE CONSULTING            (614) 771-0860


             INSILCO HOLDING CO. REPORTS FIRST QUARTER 2001 RESULTS

COLUMBUS, OHIO, MAY 10, 2001 -- INSILCO HOLDING CO. (OTC BULLETIN BOARD: INSL) today reported sales and operating results for its first quarter ended March 31, 2001. The Company said that results exclude divestitures that are being reported as discontinued operations (including its automotive segment, divested in the 2000 third quarter and its Taylor Publishing unit, divested in the 2000 first quarter). The Company is also reporting proforma results for both quarters to include performance from its acquisitions of InNet Technologies (January 2001), Precision Cable Manufacturing (August 2000) and TAT Technology (February 2000).

The Company reported proforma first quarter sales of $80.0 million compared with $106.1 million recorded last year, a decline of 25%. The decline reflects slowing demand across the company's business lines, with particular weakness in demand for custom assemblies from the telecom optical equipment market. Proforma EBITDA from ongoing operations for the current quarter was $7.3 million compared with $17.7 million recorded last year, reflecting a lower EBITDA margin as a result of lower sales volume. Proforma EBITDA for the first quarter 2001 and 2000 includes expenses related to acquisition incentives; excluding these incentives proforma EBITDA for first quarter 2001 and 2000 would have been $8.6 million and $21.1 million, respectively.

David A. Kauer, Insilco President and CEO said, "As widely publicized, the telcom sector is in a significant downturn right now. Ongoing financial issues with emerging telecom service providers and cautious capital spending by larger, well capitalized telecom service providers have created a significant reduction in our customers' own demand, thus building excessive inventory levels throughout the supply-chain. Unfortunately, this has a dramatic impact on Insilco since a substantial portion of our custom assembly business comes from the telcom sector. In addition, our electronic components and precision parts businesses also experienced a significant downturn in demand, since these businesses sell principally into the technology and automotive sectors."

"We are, however, responding decisively to current market conditions. Including the recent acquisition of InNet, we have reduced our full-time employment headcount and contract personnel by over 1,050 in North America and 4,300 worldwide (or 42% of the total workforce) since September 30, 2000. We have severely limited spending throughout our organization and pushed out all non-essential capital expenditure plans. We are actively developing plans to consolidate manufacturing facilities and to take greater advantage of our lower cost offshore production facilities. Moreover, we have considerably reduced our net working capital requirements by approximately $14 million since year-end and have paid all of our 2000 acquisition-related incentive liabilities. We currently maintain $30 million of cash and borrowing availability."

                                     -more-

OUTLOOK

"Although, we do continue to see strong customer quote activity and are encouraged by the recent receipt of some new business awards, we expect our OEM customers to face continued weakness in their end markets and to continue to work down their excessive inventory levels. Thus, we believe our operating performance will continue to be impacted in the short term and do not expect improved results in Q2. Moreover, these conditions make it difficult to predict how long this downturn will last. Therefore, in light of current business conditions, we will continue to work closely with our lenders to ensure we deal effectively with potential liquidity and covenant issues under our current loan agreement."

"In the interim, we have a much heightened focus on lowering our cost structure to improve our competitive position. And, equally important, we are confident that we still maintain the same leading market positions and will resume our growth trajectory once the technology and telcom sectors work off inventories and begin to rebound," Kauer concluded.

REPORTED RESULTS

The net loss before discontinued operations for the Company's current quarter was ($7.3) million compared to net a net loss of ($3.7) million recorded a year ago in the first quarter. The loss available to common shareholders for the first quarter of 2001 was ($9.2) million or ($6.18) per diluted share. For the first quarter of 2000, the Company recorded net income available to common shareholders of $39.0 million, or $25.43 per diluted share, which included a $43 million gain on the sale of its Specialty Publishing segment.

Insilco Holding Co., through its wholly-owned subsidiary Insilco Technologies, Inc., is a leading global manufacturer and developer of a broad range of magnetic interface products, cable assemblies, wire harnesses, fiber optic assemblies and subassemblies, high-speed data transmission connectors, power transformers and planar magnetic products, and highly engineered, precision stamped metal components. Insilco maintains more than 1.4 million square feet of manufacturing space and has 23 locations throughout the United States, Canada, Mexico, China, Northern Ireland, Ireland and the Dominican Republic serving the telecommunications, networking, computer, electronics, automotive and medical markets. For more information visit our sites at WWW.INSILCO.COM or WWW.INSILCOTECHNOLOGIES.COM.

THE STATEMENTS MADE IN THIS PRESS RELEASE WHICH ARE NOT HISTORICAL FACTS MAY BE DEEMED FORWARD LOOKING STATEMENTS, AND, AS SUCH, ARE SUBJECT TO CERTAIN RISKS AND UNCERTAINTIES, INCLUDING STATEMENTS IN PARAGRAPH THREE THROUGH SIX WITH RESPECT TO: THE COMPANY'S ABILITY TO DELIVER SALES AND EARNINGS GROWTH IN THE FUTURE; SHORT- TERM AND LONG-TERM OUTLOOK; GROWTH PROSPECTS; ECONOMIC CONDITIONS; THE ABILITY TO IMPROVE OPERATING EFFICIENCIES AND TO FURTHER REDUCE EXPENSES. IT IS IMPORTANT TO NOTE THAT RESULTS COULD DIFFER MATERIALLY FROM THOSE PROJECTED IN SUCH FORWARD-LOOKING STATEMENTS. FACTORS WHICH COULD CAUSE RESULTS TO DIFFER MATERIALLY INCLUDE, BUT ARE NOT LIMITED TO THE FOLLOWING:
DELAYS IN NEW PRODUCT INTRODUCTIONS, LACK OF MARKET ACCEPTANCE FOR NEW PRODUCTS, CHANGES IN DEMAND FOR THE COMPANY'S PRODUCTS, CHANGES IN MARKET TRENDS, GENERAL COMPETITIVE PRESSURES FROM EXISTING AND NEW COMPETITORS, ADVERSE CHANGES IN OPERATING PERFORMANCE, CHANGES IN INTEREST RATES, AND ADVERSE ECONOMIC CONDITIONS WHICH COULD AFFECT THE AMOUNT OF CASH AVAILABLE FOR DEBT SERVICING AND CAPITAL INVESTMENTS. FURTHER INFORMATION CONCERNING FACTORS THAT COULD CAUSE ACTUAL RESULTS TO DIFFER MATERIALLY FROM THOSE IN THE FORWARD-LOOKING STATEMENTS ARE CONTAINED FROM TIME TO TIME IN THE COMPANY'S SEC FILINGS, INCLUDING BUT NOT LIMITED TO THE COMPANY'S REPORT ON FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 2000 AND SUBSEQUENT REPORTS ON FORM 10-Q. COPIES OF THESE FILINGS MAY BE OBTAINED BY CONTACTING THE COMPANY OR THE SEC.

Investor Relations Contact: Michael R. Elia, (614) 791-3117 or write to Insilco Holding Co., Investor Relations, 425 Metro Place North, Box 7196, Dublin, OH 43017 or call Melodye Demastus, Melrose Consulting (614) 771-0860. You may also visit our web site at http://www.insilco.com.
                      ----------------------

                               -TABLES TO FOLLOW-

                               INSILCO HOLDING CO.
                 Condensed Consolidated Statements of Operations
                                   (Unaudited)
             (Amounts in millions, except share and per share data)

                                     Actual

                                                                        Three Months Ended
                                                                             March 31,
                                                                    --------------------------
                                                                       2001             2000
                                                                    ---------         --------
Sales                                                               $    80.0             78.4
Cost of sales, excluding depreciation                                    63.6             57.3
Selling, general and administrative expenses, excluding
  depreciation                                                            9.1             10.5
Depreciation and amortization expense                                     5.1              3.0
Severance                                                                 0.3              0.5
                                                                    ---------         --------
    Operating income                                                     1.9               7.1
Interest expense, net                                                  (12.2)            (12.3)
Other income (expense), net                                              0.4              (0.3)
                                                                    ---------         --------
    Loss before income taxes and discontinued operations                (9.9)             (5.5)
Income tax benefit                                                       2.6               1.8
                                                                    ---------         --------
    Net loss before discontinued operations                             (7.3)             (3.7)
Discontinued operations, net of tax:
  Income from operations                                                 --                1.3
  Gain on disposal                                                       --               43.0
                                                                    ---------         --------
Income from discontinued operations                                      --               44.3
    Net income (loss)                                                   (7.3)             40.6
                                                                    ---------         --------
Preferred stock dividend                                                (1.9)             (1.6)
                                                                    ---------         --------
    Net income (loss) available to common                           $   (9.2)             39.0
                                                                    =========         ========

Earnings before other income, interest, taxes, depreciation,
amortization, and one-time items                                    $    7.3              10.6
                                                                    =========         ========

Capital expenditures                                                $   (2.9)             (1.9)
                                                                    =========         ========

Basic Shares                                                            1,499            1,532
                                                                    =========         ========

Basic income (loss) per share available to common:
Loss from continuing operations                                     $   (6.18)           (3.52)
                                                                    =========         ========
Basic income (loss) per share                                       $   (6.18)           25.43
                                                                    =========         ========

Diluted Shares                                                          1,499            1,532
                                                                    =========         ========

Diluted income (loss) per share available to common:
Loss from continuing operations                                     $   (6.18)           (3.52)
                                                                    =========         ========
Diluted income (loss) per share                                     $   (6.18)           25.43
                                                                    =========         ========

                               INSILCO HOLDING CO.
        Pro Forma(1) Condensed Consolidated Statements of Earnings (Loss)
                               before Income Taxes
                                   (Unaudited)
                   (Amounts in millions except per share data)

                                                            Pro Forma(1)

                                                          Three Months Ended
                                                               March 31,
                                                        ----------------------
                                                          2001           2000
                                                        -------        -------
Custom Assemblies                                       $  38.3           58.4
Precision Stampings                                        17.1           21.1
Passive Components                                         24.6           26.6
                                                        -------        -------
  Total sales                                              80.0          106.1
Cost of sales, excluding depreciation                      63.6           75.8
Selling, general and administrative expenses,
excluding depreciation                                      9.1           12.6
Depreciation and amortization expense                       5.1            4.3
                                                        -------        -------
    Operating income                                        2.2           13.4
Interest expense, net                                     (12.2)         (12.3)
Other income, net                                           0.4           (0.3)
                                                        -------        -------
    Earnings (loss) before income taxes (2)             $  (9.6)           0.8
                                                        =======        =======
EBITDA (2)                                              $   7.3           17.7
                                                        =======        =======

(1) Pro forma results reflect (i) the acquisitions of TAT (February, 2000), Precision Cable (August, 2000) and InNet Technologies (January 2001) and their associated incentive expenses and (ii) the divestitures of Taylor Publishing and the Automotive Segment, in each case, as if they occurred at the beginning of the relevant period, and (iii) the exclusion of certain non-recurring, non-operating expense items, such as severence and asset writedowns.

(2) Earnings (loss) before income taxes and "EBITDA", which is defined as earnings before interest expense (net), income taxes, depreciation and amortization and non-operating items, are not intended to represent and should not be considered more meaningful than, or an alternative to, operating income, cash flows from operating activities or other measures of performance in accordance with generally accepted accounting principles. EBITDA data are included because we understand that such information is used by certain investors as one measure of an issuer's historical ability to service debt. While EBITDA is frequently used as a measure of operations and the ability to meet debt service requirements, it is not necessarily comparable to other similarly titled captions of other companies, or used in the Company's debentures, credit or other similar agreements, due to potential inconsistencies in the method of calculation.

                               INSILCO HOLDING CO.
                      Condensed Consolidated Balance Sheets
                                   (Unaudited)
                              (Amounts in millions)

                                                          March 31,      March 31,    December 31,
                                                            2001           2000           2000
                                                          --------       --------       --------
                           Assets
                           ------
Current assets:
  Cash and cash equivalents                               $   44.5       $   21.2       $   28.1
  Receivables, net                                            54.1           64.4           63.4
  Inventories, net                                            58.7           43.4           58.8
  Current portion of deferred taxes                            2.3            9.6            2.4
  Net assets of Discontinued Operations                     --              103.3         --
  Prepaid expenses                                             4.2            2.2            5.4
                                                          --------       --------       --------
       Total current assets                                  163.8          244.1          158.1

Property, plant and equipment, net                            59.7           50.6           58.3
Goodwill, net                                                157.4           88.8          121.3
Deferred taxes                                                 4.3         --                1.1
Other assets and deferred charges                             16.7           17.6           17.7
                                                          --------       --------       --------
       Total assets                                       $  401.9       $  401.1       $  356.5
                                                          ========       ========       ========

            Liabilities and Stockholders' Deficit
            -------------------------------------
Current liabilities:
  Accounts payable                                        $   30.6       $   28.1       $   28.7
  Accrued expenses and other                                  31.5           34.8           34.4
  Accrued interest payable                                     3.5            3.8            6.5
  Estimated income taxes                                      22.0           16.9           23.9
  Current portion of long-term debt                            5.2            1.3            5.1
  Current portion of long-term obligations                     0.9            0.9            0.9
                                                          --------       --------       --------
       Total current liabilities                              93.7           85.8           99.5

Long-term debt                                               434.9          439.1          374.7
Other long-term obligations                                   22.2           35.1           21.4
Minority interest                                           --                0.1         --
Preferred stock                                               49.0           41.8           47.1
Stockholders' deficit                                       (197.9)        (200.8)        (186.2)
                                                          --------       --------       --------
       Total liabilities and stockholders' deficit        $  401.9       $  401.1       $  356.5
                                                          ========       ========       ========
